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                                                                    Exhibit 23.1

                   Consent of Independent Public Accountants

As independent public accountants, we hereby consent to the incorporation report included in this Form 8-KA, into CDNow, Inc.'s previously filed Registration Statement on Form S-8 (File No. 333-51191) filed with the Securities and Exchange Commission on April 18, 1998.

                                                             ARTHUR ANDERSEN LLP

Philadelphia, Pennsylvania
May 18, 1999